apollomed

First Quarter 2022 Earnings Call Supplement
May 5, 2022

Apollo Medical Holdings
(NASDAQ: AMEH)

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Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include any statements about the Company's business, financial condition, operating results, plans, objectives, expectations and intentions, expansion plans, integration of acquired companies and any projections of earnings, revenue, EBITDA, Adjusted EBITDA or other financial items, such as the Company's projected capitation and future liquidity, and may be identified by the use of forward-looking terms such as “anticipate,” “could,” “can,” “may,” “might,” “potential,” “predict,” “should,” “estimate,” “expect,” “project,” “believe,” “plan,” “envision,” “intend,” “continue,” “target,” “seek,” “will,” “would,” and the negative of such terms, other variations on such terms or other similar or comparable words, phrases or terminology. Forward-looking statements reflect current views with respect to future events and financial performance and therefore cannot be guaranteed. Such statements are based on the current expectations and certain assumptions of the Company's management, and some or all of such expectations and assumptions may not materialize or may vary significantly from actual results. Actual results may also vary materially from forward-looking statements due to risks, uncertainties and other factors, known and unknown, including the risk factors described from time to time in the Company’s reports to the U.S. Securities and Exchange Commission (the “SEC”), including without limitation the risk factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2021, and subsequent Quarterly Reports on Form 10-Q.

Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Any forward-looking statements speak only as of the date of this presentation and, unless legally required, the Company does not undertake any obligation to update any forward-looking statement, as a result of new information, future events or otherwise.

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Company Overview

Apollo Medical Holdings, Inc. (“ApolloMed”) is a leading physician-centric, technology-powered, risk-bearing healthcare company. Leveraging its proprietary end-to-end technology solutions, ApolloMed operates an integrated healthcare delivery platform that enables providers to successfully participate in value-based care arrangements, thus empowering them to deliver high-quality care to patients in a cost-effective manner.

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Q1 and Recent Highlights

Strong Q1 2022 financial results			Strengthening leadership team	Strategic transactions

Revenue	$263.3M	50% from $176.1M	Appointed Chan Basho as Chief Strategy Officer and Interim Chief Financial Officer	Closed the following transaction in April 2022: • 100% of Jade Health Medical Group, an SF Bay Area-based primary and specialty care physician group

Net income attr. to AMEH	$14.3M	8% from $13.2M	Added resources to boost operations and business development efforts

EPS - diluted	$0.31	3% from $0.30

Adj. EBITDA*	$38.2M	25% from $30.5M

*See “Reconciliation of Net Income to EBITDA and Adjusted EBITDA” and “Use of Non-GAAP Financial Measures” slides for more information.

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Historical Financial Profile

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Summary of Selected Financial Results

	Three months ended March 31,
$ in 000s except per share data	2022	2021
Revenue
Capitation, net	$222,060	$144,740
Risk pool settlements and incentives	18,075	18,010
Management fee income	10,473	8,550
Fee-for-service, net	11,095	3,086
Other income	1,555	1,672
Total revenue	263,258	176,058
Total expenses	237,047	154,277
Income from operations	26,211	21,781
Net income	12,073	14,458
Net (loss) income attributable to noncontrolling interest	(2,191)	1,307
Net income attributable to ApolloMed	$14,264	$13,151
Earnings per share - diluted	$0.31	$0.30

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Revenue Breakdown

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Business Mix by Payer Type

Q1 2022
(% OF TOTAL REVENUE)

6%
16%
51%
27%
Medicare
Medicaid
Commercial
Other Third Parties

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Balance Sheet Highlights

$ in millions	3/31/2022	12/31/2021	$ Change	% Change
Cash and cash equivalents and investments in marketable securities	$280.8	$286.5	$(5.7)	(2)%
Working capital	$284.0	$283.4	$0.6	—%
Total stockholders’ equity	$479.5	$460.5	$19.0	4%

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Current Capitalization

(figures in millions, except per share price)
Recent Share Price (as of 4/28/2022)	$38.21
Common Shares Outstanding	56.0
Market Capitalization	$2,139.8
Plus: Total Bank Debt	188.6
Less: Cash and Cash Equivalents (1)	(138.5)
Implied Enterprise Value	$2,189.9

Notes: Letters of Credit Availability on Revolving Credit Facility	$25.0

Note: Data is as of 3/31/2022 unless otherwise stated.
(1) Excludes restricted cash of $99.4M

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Updated 2022 Guidance

$ in millions	2022 Guidance Range (as of March 14, 2022)	2022 Guidance Range (as of May 5, 2022)
Total Revenue	$1030 - $1080	$1,055 - $1,085
Net Income(1)	$33 - $57	$38 - $57
EBITDA(1,2)	$72 - $111	$82 - $111
Adjusted EBITDA(2)	$130 - $166	$136 - $166

(1) Net income and EBITDA forecast is a result of APC’s investment in a payer partner that completed an initial public offering and became publicly traded on June 24, 2021. The revised net income and EBITDA guidance ranges assume the payer partner’s stock price of $1.93.

(2) See “Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA” and “Use of Non-GAAP Financial Measures” slides for more information. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See “Forward-Looking Statements” on slide 2.

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Reconciliation of Net Income to EBITDA and Adjusted EBITDA

	Three months ended March 31,
($ in millions)	2022	2021
Net income	$12.1	$14.5
Interest expense	1.1	1.5
Interest income	—	(0.3)
Provision for income taxes	6.2	6.8
Depreciation and amortization	4.4	4.2
EBITDA(1)	$23.7	$26.6

(Income) loss from equity method investments	$(1.4)	$0.7
Other income	(0.6)	(1.3)
Unrealized loss on investments	9.0	—
Stock-based compensation	3.1	1.3
APC excluded assets costs	0.8	—
Net loss adjustment for recently acquired IPAs	3.8	3.2
Adjusted EBITDA(1)	$38.2	$30.5

(1) See “Use of Non-GAAP Financial Measures” slide for more information.

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Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA

	Year Ending December 31, 2022

($ in millions)	Low	High
Net income	$38.0	$57.0
Interest expense	4.0	4.0
Provision for income taxes	20.0	31.0
Depreciation and amortization	19.0	19.0
EBITDA	$81.0	$111.0

Stock-based compensation	$13.0	$13.0
APC excluded assets costs	9.0	9.0
Provider bonus payments	16.0	16.0
Net loss adjustment for recently acquired IPAs	17.0	17.0
Adjusted EBITDA	$136.0	$166.0

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Use of Non-GAAP Financial Measures

This presentation contains the non-GAAP financial measures EBITDA and adjusted EBITDA, of which the most directly comparable financial measure presented in accordance with U.S. generally accepted accounting principles (“GAAP”) is net income. These measures are not in accordance with, or alternatives to GAAP, and may be different from other non-GAAP financial measures used by other companies. The Company uses adjusted EBITDA as a supplemental performance measure of our operations, for financial and operational decision-making, and as a supplemental means of evaluating period-to-period comparisons on a consistent basis. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization, excluding income from equity method investments, provider bonuses, impairment of intangibles, provision for doubtful accounts and other income earned that are not related to the Company's normal operations. Adjusted EBITDA also excludes the effect on EBITDA of certain IPAs we recently acquired.

ApolloMed believes the presentation of these non-GAAP financial measures provides investors with relevant and useful information, as it allows investors to evaluate the operating performance of the business activities without having to account for differences recognized because of non-core or non-recurring financial information. When GAAP financial measures are viewed in conjunction with non-GAAP financial measures, investors are provided with a more meaningful understanding of the Company's ongoing operating performance. In addition, these non-GAAP financial measures are among those indicators the Company uses as a basis for evaluating operational performance, allocating resources, and planning and forecasting future periods. Non-GAAP financial measures are not intended to be considered in isolation, or as a substitute for, GAAP financial measures. To the extent this release contains historical or future non-GAAP financial measures, the Company has provided corresponding GAAP financial measures for comparative purposes. The reconciliation between certain GAAP and non-GAAP measures is provided above.

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Key Acronyms

•ACO: Accountable Care Organization
•AIPBP: All-Inclusive Population-Based Payments
•CMMI: Center for Medicare and Medicaid Innovation
•CMS: Centers for Medicare & Medicaid Services
•DME: Durable Medical Equipment
•Health Plan/Payors: Health Insurance Companies
•HMO: Health Maintenance Organization
•IPA: Independent Practice Association
•NCI: Non-Controlling Interest

•NMM: Network Medical Management, Inc.
•MSA: Master Service Agreement
•MSO: Management Services Organization
•NGACO: Next Generation Accountable Care Organization
•PCP: Primary Care Physician
•PMPM: Per Member Per Month
•SNF: Skilled Nursing Facility
•VIE: Variable Interest Entity

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apollomed

For inquiries, please contact:

ApolloMed Investor Relations
(626) 943-6491
investors@apollomed.net

Carolyne Sohn, The Equity Group
(415) 568-2255
csohn@equityny.com